                                                                                        Exhibit 99.2

                                                   CERTIFICATION OF PERIODIC REPORT
                                                   --------------------------------

I, Lisa A. Payne, Chief Financial Officer of Taubman Centers, Inc., certify, pursuant to Section 906 of the Sarbanes-Oxley Act of
2002, 18 U.S.C. Section 1350, that:

(1)      The annual report on Form 11-K of The Taubman Company and Related Entities Employee  Retirement  Savings Plan (the "Plan") for
         the year  ended  December  31,  2002 (the  "Report")  fully  complies  with the  requirements  of  Section 13 (a) or 15 (d) of the
         Securities Exchange Act of 1934, as amended; and

(2)      The information  contained in the Report fairly presents,  in all material  respects,  the financial  condition and results of operations of the Plan.

Dated:   June 25, 2003

                                                      /s/ Lisa A. Payne
                                                      ---------------------------
                                                      Lisa A. Payne
                                                      Executive Vice President,
                                                      Chief Financial Officer and
                                                      Administrative Officer

A signed original of this written  statement  required by Section 906 has been provided to Taubman  Centers,  Inc. and will be retained by Taubman Centers, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.